Filed pursuant to Rule 497(a)
Registration No. 333-216716
Rule 482ad

TCP Capital Corp.
$50,000,000
4.125% Notes due 2022

PRICING TERM SHEET
October 30, 2017

The following sets forth the final terms of the 4.125% Notes due 2022 and should only be read together with the preliminary prospectus supplement dated October 30, 2017, together with the accompanying prospectus dated May 3, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	TCP Capital Corp. (“TCPC”)

Security	4.125% Notes due 2022

Aggregate Principal Amount Offered	$50,000,000

Series of Notes
The Notes are a further issuance of the 4.125% Notes due 2022 that TCPC issued on August 11, 2017 in the aggregate principal amount of $125,000,000 (the “Existing 2022 Notes”). The Notes will be treated as a single series with the Existing 2022 Notes under the indenture and will have the same terms as the Existing 2022 Notes. The Notes offered hereby will have the same CUSIP number and will be fungible and rank equally with the Existing 2022 Notes.

Maturity	August 11, 2022, unless earlier repurchased or redeemed

Trade Date	October 30, 2017

Price to Public (Issue Price)	99.494% plus accrued and unpaid interest from August 11, 2017 up to, but not including, the date of delivery

Aggregate Accrued Interest	$469,792 of accrued and unpaid interest from August 11, 2017 up to, but not including, the date of delivery.

Coupon (Interest Rate)	4.125% per year

Yield to Maturity	4.242%

Spread to Benchmark Treasury	+225 basis points

Benchmark Treasury	2.000% due October 31, 2022

Benchmark Treasury Price and Yield	100-01¼ ; 1.992%

Interest Payment Dates	February 11 and August 11, commencing February 11, 2018

Make-Whole Redemption	Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

	-	100% of the principal amount of the notes to be redeemed, or

	-	the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi annual basis (assuming a 360 day year consisting of twelve 30 day months) using the applicable Treasury Rate plus 40 basis points, plus, in each case, accrued and unpaid interest to the redemption date.

Change of Control
Holders have the right to require TCPC to repurchase the notes at 100% of their principal amount plus accrued and unpaid interest to, but not including, the repurchase date, if any, in the event of a change of control repurchase event.

Settlement Date	November 3, 2017 (T+4)

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP	87238QAE3

ISIN	US87238QAE35

Book-Running Manager	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated October 30, 2017, together with an accompanying prospectus dated May 3, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about TCPC and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling (800) 294-1322, or by email: dg.prospectus_requests@baml.com.